Exhibit 10.5

FORM OF

REGISTRATION RIGHTS AGREEMENT

OF

ANTERO MIDSTREAM PARTNERS LP

a Delaware Limited Partnership

Dated Effective as of November 10, 2014

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is dated as of November 10, 2014, by and among Antero Midstream Partners LP, a Delaware limited partnership (the “Partnership”), and Antero Resources Corporation, a Delaware corporation (“Antero”) (each, a “Party” and collectively, the “Parties”).  Capitalized terms used herein without definition have the meanings set forth in Section 1.

W I T N E S S E T H:

WHEREAS, in connection with, and in consideration of, the transactions contemplated by the Partnership’s Registration Statement on Form S-1, (File No. 333-193798) initially filed with the Commission (as hereinafter defined) on February 7, 2014 and declared effective by the Commission under the Securities Act (as hereinafter defined) on November 4, 2014, the Holders (as hereinafter defined) have requested, and the Partnership has agreed to provide, registration rights with respect to the Registrable Securities (as hereinafter defined), as set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereto and intending to be legally bound hereby, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.                         Definitions

Capitalized terms used herein without definition shall have the meanings given to them in the Agreement of Limited Partnership of the Partnership, dated as of November 10, 2014, as amended from time to time (the “Partnership Agreement”).  Unless otherwise defined herein, as used in this Agreement, the following terms have the following meanings:

“Affiliate” of a Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with the first Person.  For purposes of this definition, “control” means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of voting securities, by agreement or otherwise.

“Antero” has the meaning set forth in the preamble.

“Automatic Shelf Registration Statement” means a registration statement filed on Form S-3 (or successor form or other appropriate form under the Securities Act) by a WKSI pursuant to General Instruction I.D. or I.C. (or other successor or appropriate instruction) of such forms, respectively.

“Business Day” means any day other than a Saturday, Sunday or legal holiday on which banks in New York, New York are authorized or obligated by law to close.

“Commission” means the Securities and Exchange Commission.

“Common Units” means common units representing limited partner interests in the Partnership.

“Contribution Agreement” means that certain Contribution Agreement, dated as of October 16, 2013 and as amended and restated on November 10, 2014, by and Antero, Antero Resources Midstream LLC and Antero Midstream LLC, together with the additional conveyance documents and instruments contemplated or referenced thereunder, as such may be amended, supplemented or restated from time to time.

“Entity” means any corporation, limited liability company, general partnership, limited partnership, venture, trust, business trust, unincorporated association, estate or other entity.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Family Member” means, with respect to each Party that is an individual, a spouse, lineal ancestor, lineal descendant, legally adopted child, brother or sister of such Party, or a lineal descendant or legally adopted child of a brother or sister of such Party.

“General Partner” means Antero Resources Midstream Management LLC, the general partner of the Partnership, or any successor general partner of the Partnership.

“Governmental Authority” means any United States, foreign, supra-national, federal, state, provincial, local or self-regulatory governmental, regulatory or administrative authority, agency, division, body, organization or commission or any judicial or arbitral body.

“Holder” means any Party owning Registrable Securities.

“Initiating Holder(s)” has the meaning set forth in Section 2(a).

“Partnership” has the meaning given to such term in the introductory paragraph.

“Person” means any individual or Entity.

“Piggyback Registration” has the meaning set forth in Section 3(a).

“Prospectus” has the meaning set forth in Section 5(a).

“Primary Offering” has the meaning set forth in Section 2(b).

“Primary Units” has the meaning set forth in Section 2(b).

“Redemption” has the meaning set forth in Section 2(b).

“Redemption Demand Notice” has the meaning set forth in Section 2(b).

“Redemption Violation” has the meaning set forth in Section 7(a)(ii).

“Registering Unitholder” means any Holder of Registrable Securities giving the Partnership a notice pursuant to Section 2 or Section 3 hereof requesting that the Registrable Securities owned by it be included in a proposed registration.

“Registrable Securities” means all Common Units and Subordinated Units owned by a Holder (including Common Units issuable upon conversion of the Subordinated Units pursuant to the terms of the Partnership Agreement), other than Common Units or Subordinated Units (a) sold by a Holder in a transaction in which the Holder’s rights under this Agreement are not assigned, (b) sold pursuant to an effective registration statement under the Securities Act, (c) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act (including transactions under Rule 144, or a successor thereto, promulgated under the Securities Act) so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, or (d) that can be sold by the Holder in question without volume limitations within ninety (90) days in the manner described in clause (c) above, provided, that clause (d) shall not apply with respect to Common Units disposed of in a Redemption pursuant to Error! Reference source not found..  The Registrable Securities are subject to the rights provided herein until such rights terminate pursuant to the provisions thereof.

“Registration Expenses” means, except for Selling Expenses (as hereinafter defined), all expenses incurred by the Partnership in effecting any registration pursuant to this Agreement, including all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Partnership, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration and the reasonable fees and disbursements of one special legal counsel to represent all of the Holders together.

“Registration Statement” has the meaning set forth in Section 5(a).

“Registration Violation” has the meaning set forth in Section 7(a)(i).

“Rule 144” has the meaning set forth in Section 8.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Agent” has the meaning set forth in Section 2(b).

“Selling Expenses” means all underwriting discounts and selling commissions applicable to the securities sold in a transaction or transactions registered on behalf of the Holders, or, with respect to a Redemption pursuant to Section 2(b), a reduction in the price at which Registrable Securities are redeemed by the Partnership equal to the underwriting fees, discounts or commissions or placement agency fees applicable to the sale of Primary Units.

“Shelf Registration Statement” shall mean a registration statement of the Partnership filed with the Commission on Form S-3 (or any successor form or other appropriate form under the Securities Act) for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the Commission) covering the Registrable Securities, as applicable.

“Subordinated Units” means subordinated units representing limited partner interests in the Partnership.

“Transfer” means a disposition, sale, assignment, transfer, exchange, pledge or the grant of a security interest or other encumbrance.

“Underwritten Offering” means an offering (including an offering pursuant to a Registration Statement) in which Common Units are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.

“Violation” has the meaning set forth in Section 7(a).

“WKSI,” or a well-known seasoned issuer, has the meaning set forth in Rule 405 under the Securities Act.

Section 2.                         Demand Registration Rights

(a)                                 General.  If the Partnership shall receive from Antero or any other Holder owning five percent (5%) or more of the issued and outstanding Common Units , at any time after six (6) months after the date of the consummation of the Partnership’s initial public offering, a written request that the Partnership file a registration statement with respect to any of such Holder’s Registrable Securities (the sender(s) of such request or any similar request pursuant to this Agreement shall be known as the “Initiating Holder(s)”), then the Partnership shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2, use its reasonable best efforts to effect, as soon as reasonably practicable, the registration under the Securities Act of the sale of all Registrable Securities that the Holders request to be registered.  Notwithstanding anything to the contrary in this Agreement, the Initiating Holders may request that the Partnership register the sale of such Registrable Securities on an appropriate form, including a Shelf Registration Statement (so long as the Partnership is eligible to use Form S-3), and, if the Partnership is a WKSI, an Automatic Shelf Registration Statement; provided, that the Partnership may only be required to file an Automatic Shelf Registration Statement in connection with an Underwritten Offering.  The Partnership shall not be obligated to take any action to effect any such registration:

(i)                                     during the period starting with the date sixty (60) days prior to its good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Partnership-initiated registration (other than a registration relating solely to the sale of securities to employees of Antero or the General Partner pursuant to a unit option, unit purchase or similar plan or to a Commission Rule 145 transaction), provided that the Partnership is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

(ii)                                  where the anticipated aggregate offering price of all securities included in such offering is equal to or less than fifty million dollars ($50,000,000); or

(iii)                               if the Partnership shall furnish to such Holders a certificate signed by the President of the General Partner stating that in the good faith judgment of the board of directors of the General Partner it would be seriously detrimental to the Partnership and its equity holders for such registration statement to be filed at the time filing would be required and it is therefore essential to defer the filing of such registration statement, the Partnership shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Holders, provided that the Partnership shall not defer its obligation in this manner more than once in any twelve (12) month period.

(b)                                 Underwriting.  If Antero elects to dispose of Registrable Securities by means of a Primary Offering, the Partnership shall, upon the written request (the “Redemption Demand Notice”) by Antero, use commercially reasonable efforts to undertake an equity financing consisting of (i) a public offering (including an Underwritten Offering), (ii) a private placement or (iii) a combination of each (each, a “Primary Offering”), in each case, of Common Units (the “Primary Units”).  The net proceeds (after Selling Expenses) of such Primary Offering will be used to redeem from Antero the number of Registrable Securities specified in Antero’s Redemption Demand Notice (the “Redemption”). Redemptions from Antero shall be treated as reimbursement for certain capital expenditures attributable to the businesses of the Partnership and its subsidiaries pursuant to Section 2.2 of the Contribution Agreement, until all such capital expenditures shall have been reimbursed.  The obligation of the Partnership to undertake the Primary Offering shall include the preparation and filing of an offering document, such as an offering memorandum or Registration Statement, as applicable, as well as the preparation and execution of a purchase agreement or underwriting agreement in customary form, which shall include, among other provisions, indemnities to the effect and to the extent provided in Section 7, and taking all reasonable actions as are requested by the managing underwriter or underwriters or placement agent (as applicable, the “Selling Agent”), or, if no Selling Agent, Antero, to expedite or facilitate the disposition of Primary Units, including causing its management to participate in a “roadshow” or similar marketing effort.

The Partnership (together with all Holders proposing to distribute their securities through such underwriting) shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Initiating Holders, in the case of an offering pursuant to Section 2(a), or the Partnership, in the case of a Primary Offering, in their sole discretion. Notwithstanding any other provision of this Section 2, if the underwriter advises the Initiating Holders, in the case of an offering pursuant to Section 2(a), or the Partnership, in the case of a Primary Offering, in writing that marketing factors require a limitation of the number of units to be underwritten, the Initiating Holders shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the registration, and underwriting shall be allocated as set forth in this Section 2(c).  For the first and second registrations requested by the Initiating Holders pursuant to Section 2(a), the Registrable Securities that may be included shall be allocated pro rata among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of the filing of the registration statement.  For any other registrations after the first and second requested by the Initiating Holders pursuant to Section 2(a), the Registrable Securities that may be included shall be allocated first to the units requested to be included by the Initiating Holders and then the units requested to be included by other Holders, with such units allocated among such other Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such other Holders at the time of filing the registration statement.

The Partnership shall not be obligated to take any action to effect any underwritten offering or Primary Offering (i) after it has effected eight (8) such underwritten offerings or Primary Offerings or within six (6) months of an underwritten offering or Primary Offering.

If any (i) Holder of Registrable Securities disapproves of the terms of the underwriting or (ii) Antero disapproves of the terms of a Primary Offering, such Person may elect to withdraw therefrom by written notice to the Partnership, provided, however, that such withdrawal must be made at a time prior to the time of pricing of such offering.  If by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration, or if a greater number of Registrable Securities may be redeemed from the proceeds of a Primary Offering, each up to the maximum of any limitation imposed by the underwriters, then the Partnership shall offer to all Holders who have included Registrable Securities in the registration, or Antero to the extent it has sought to redeem Registrable Securities, the right to include or redeem additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 2(c). If the underwriter has not limited the number of Registrable Securities or Primary Units to be underwritten, the Partnership may include securities for its own account if the underwriter so agrees and if the number of Registrable Securities or Primary Units which would otherwise have been included in such registration and underwriting will not thereby be limited.

Section 3.                         Piggyback Registrations

(a)                                 General.  If, at any time or from time to time after the date hereof, the Partnership shall determine to register the sale of any of its securities for its own account in connection with an underwritten offering of its securities to the general public for cash on a form which would permit the registration of Registrable Securities (a “Piggyback Registration”), the Partnership will:

(i)                                     promptly give to each Holder written notice thereof; and

(ii)                                  include in such registration and in the underwriting involved therein, (x) such number of Registrable Securities specified in a written request or requests or (y) a number of Primary Units in order to effect a Redemption of Registrable Securities, each as specified in a written request or requests, made within ten (10) days after mailing or personal delivery of such written notice from the Partnership, by any Holders (except that (A) if the underwriter determines that marketing factors require a shorter time period and so inform each Holder in the applicable written notice, such written request or requests must be made within five (5) days and (B) in the case of an “overnight” offering or a “bought deal,” such written request or requests must be made within one (1) Business Day, except as set forth in Section 3(b));

provided, however, that the Partnership may withdraw any registration statement described in this Section 3 at any time before it becomes effective, or postpone or terminate the offering of securities under such registration statement, without obligation or liability to any Holder.

(b)                                 Underwriting.  The right of any Holder to registration pursuant to this Section 3 shall be conditioned upon such Holder’s participation in the underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All

Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Partnership) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Partnership. Notwithstanding any other provision of this Section 3, if the underwriter determines that marketing factors require a limitation of the number of units to be underwritten, the Partnership shall so advise all Holders whose securities would otherwise be registered and underwritten pursuant hereto, and the Registrable Securities requested to be included in the registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities entitled to inclusion in such registration held by such Holders at the time of filing the registration statement, or, if so determined by the underwriter, all Registrable Securities shall be excluded from each registration and underwriting.

If any Holder disapproves of the terms of any such underwriting, the Holder may elect to withdraw therefrom by written notice to the Partnership and the underwriter.  If by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Partnership shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 3(b).

Section 4.                         Selection of Counsel; Registration Expenses; Selling Expenses

(a)                                 The Holders of a majority of the Registrable Securities included in any offering pursuant to Section 2 or 3 hereof shall have the right to designate legal counsel to represent all of the Holders in connection therewith.

(b)                                 All Registration Expenses incurred in connection with any registration, filing, qualification or compliance pursuant to Sections 2 and 3 shall be borne by the Partnership.  All Selling Expenses relating to the sale of securities registered by the Holders shall be borne by the holders of such securities pro rata on the basis of the number of shares so sold.  All Selling Expenses relating to the sale of Primary Units shall be deducted from the proceeds of the Primary Offering.

Section 5.                         Further Obligations

(a)                                 In connection with any registration of the sale of Registrable Securities under the Securities Act pursuant to this Agreement, the Partnership will consult with each Holder whose Registrable Securities are to be included in any such registration, concerning the form of underwriting agreement (and shall provide to such Holders the form of underwriting agreement prior to the Partnership’s execution thereof) and shall provide to such Holders and their representatives such other documents (including correspondence with the Commission with respect to the registration statement and the related securities offering) as such Holders shall reasonably request in connection with their participation in such registration.  The Partnership will furnish each Registering Unitholder whose Registrable Securities are registered thereunder and each underwriter, if any, with a copy of the registration statement and all amendments thereto and will supply each such Registering Unitholder and each underwriter, if any, with copies of any prospectus forming a part of such registration statement (including a preliminary prospectus and all amendments and supplements thereto, the “Prospectus”), in such quantities as may be reasonably requested for the purposes of the proposed sale or distribution covered by such registration.  In the event that the Partnership prepares and files with the Commission a registration statement on any appropriate form under the Securities Act (a “Registration Statement”) providing for the sale of Registrable Securities held by any Registering Unitholder pursuant to its obligations under this Agreement, the Partnership will:

(i)                                     prepare and file with the Commission such Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such Registration Statement effective for up to ninety (90) days or until the participating Holder or Holders have completed the distribution described in such Registration Statement;

(ii)                                  prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the participating Holder or Holders thereof set forth in such Registration Statement or supplement to such Prospectus;

(iii)                               promptly notify the Registering Unitholders and the managing underwriters, if any, (A) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission or any state securities commission for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (C) of the issuance by the Commission or any state securities commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (D) of the receipt by the Partnership of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (E) of the existence of any fact which results in a Registration Statement, a Prospectus or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(iv)                              use reasonable best efforts to promptly obtain the withdrawal of any order suspending the effectiveness of a Registration Statement;

(v)                                 if requested by the managing underwriters or a Registering Unitholder, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters or the Registering Unitholders holding a majority of the Registrable Securities being sold by Registering Unitholders agree should be included therein relating to the sale of such Registrable Securities, including without limitation information with respect to the amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(vi)                              furnish to such Registering Unitholder and each managing underwriter at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) (provided, however, that any such document made available by the Partnership through EDGAR shall be deemed so furnished);

(vii)                           deliver to such Registering Unitholders and the underwriters, if any, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such persons or entities may reasonably request;

(viii)                        prior to any public offering of Registrable Securities, register or qualify or cooperate with the Registering Unitholders, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any Registering Unitholder or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Partnership will not be required to qualify generally to do business in any jurisdiction where it is not then so required to be qualified or to take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

(ix)                              cooperate with the Registering Unitholders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to such Registration Statement and not bearing any restrictive legends, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least one (1) Business Day prior to any sale of Registrable Securities to the underwriters;

(x)                                 if any fact described in subparagraph (iii)(E) above exists, promptly prepare and file with the Commission a supplement or post-effective amendment to the applicable Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(xi)                              cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange or automated quotation system on which similar securities issued by the Partnership are then listed;

(xii)                           provide a CUSIP number for all Registrable Securities included in such Registration Statement, not later than the effective date of the applicable Registration Statement;

(xiii)                        enter into such agreements (including an underwriting agreement in form reasonably satisfactory to the Partnership) and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities, including customary participation of management; and

(xiv)                       make available for inspection by a representative of the Registering Unitholders whose Registrable Securities are being sold pursuant to such Registration Statement, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by such Registering Unitholder or underwriter, all financial and other records and any pertinent corporate documents and properties of the Partnership reasonably requested by such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any records, information or documents that are designated by the Partnership in writing as confidential shall be kept confidential by such persons or entities unless disclosure of such records, information or documents is required by court or administrative order.

(b)                                 Each Holder agrees that, upon receipt of any notice from the Partnership of the happening of an event of the kind described in Section 5(a)(iii)(B) through Section 5(a)(iii)(E), such Holder will immediately discontinue disposition of Registrable Securities pursuant to a Shelf Registration Statement or an Automatic Shelf Registration Statement until such stop order is vacated or such Holder receives a copy of the supplemented or amended Prospectus.  If so directed by the Partnership, each Holder will deliver to the Partnership (at the reasonable expense of the Partnership) all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities at the time of receipt of such notice.

Section 6.                         Further Information Furnished by Holders

It shall be a condition precedent to the obligations of the Partnership to take any action pursuant to Sections 2 through 5 that the Holders shall furnish to the Partnership such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of the sale of their Registrable Securities.

Section 7.                         Indemnification

(a)                                 (i) In the event any Registrable Securities are included in a registration statement under Section 2 or 3, the Partnership will indemnify and hold harmless each Holder, each of the officers, directors, partners and agents of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Registration Violation”): any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or any violation or alleged violation by the Partnership or any officer, director, employee, advisor or affiliate thereof of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, and the Partnership will reimburse each such Holder, officer, director, partner or agent, underwriter or controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Partnership (which consent shall not be unreasonably withheld, conditioned, delayed or denied), nor shall the Partnership be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Registration Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder or underwriter.

(ii)                                  In the event of a Primary Offering pursuant to Section 2(b) or a Primary Offering effected through a Piggyback Registration pursuant to Section 3(a), the Partnership will indemnify and hold harmless Antero, each of the officers, directors, partners and agents of Antero, any underwriter (as defined in the Securities Act) for Antero and each Person, if any, who controls Antero or such underwriter within the meaning of the Securities Act or Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Redemption Violation” and, together with any Registration Violations, a “Violation”): any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, any offering memorandum, or similar marketing document; the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or any violation or alleged violation by the Partnership or any officer, director, employee, advisor or affiliate thereof of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, and the Partnership will reimburse Antero and each such officer, director, partner or agent, underwriter or controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Partnership (which consent shall not be unreasonably withheld, conditioned, delayed or denied), nor shall the Partnership be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Redemption Violation which occurs in reliance upon and in conformity with written information furnished by any Antero or any underwriter expressly for use in connection with the sale of Primary Unites by the Partnership.

(b)                                 (i)  To the extent permitted by law, each Holder will, if Registrable Securities held by such Person are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Partnership, each of its directors and officers, each legal counsel and independent accountant of the Partnership, each Person, if any, who controls the Partnership within the meaning of the Securities Act, each underwriter (within the meaning of the Securities Act) of the Partnership’s securities covered by such a registration statement, any Person who controls such underwriter, and any other Holder selling securities in such registration statement and each of its directors, officers, partners or agents or any Person who controls such Holder, against any losses, claims, damages, or liabilities (joint or several) to which the Partnership or any such underwriter, other Holder, director, officer, partner or agent or controlling Person may became subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration, and each such Holder will reimburse any legal or other expenses reasonably incurred by the Partnership or any such underwriter, other Holder, officer, director, partner or agent or controlling Person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld, conditioned, delayed or denied); and provided, that in no event shall any indemnity under this Section 7(b) exceed the net proceeds from the offering received by such Holder.

(ii)                                  To the extent permitted by law, Antero will, if Registrable Securities held by it are intended to be redeemed pursuant to the Redemption procedure set forth in this Agreement, and Primary Units are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Partnership, each of its directors and officers, each legal counsel and independent accountant of the Partnership, each Person, if any, who controls the Partnership within the meaning of the Securities Act, each underwriter (within the meaning of the Securities Act) of the Partnership’s securities covered by such a registration statement, any Person who controls such underwriter, against any losses, claims, damages, or liabilities (joint or several) to which the Partnership or any such underwriter, other Holder, director, officer, partner or agent or controlling Person may became subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Redemption Violation, in each case to the extent (and only to the extent) that such Redemption Violation occurs in reliance upon and in conformity with written information furnished by Antero expressly for use in connection with such registration, and Antero will reimburse any legal or other expenses reasonably incurred by the Partnership or any such underwriter, other Holder, officer, director, partner or agent or controlling Person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Antero (which consent shall not be unreasonably withheld, conditioned, delayed or denied); and provided, that in no event shall any indemnity under this Section 7(b) exceed the net proceeds from the offering received by Antero.

(c)                                  Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party shall have been advised by counsel that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure of any indemnified party to notify an indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 7 only to the extent that such failure to give notice shall materially prejudice the indemnifying party in the defense of any such claim or any such litigation, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.

(d)                                 If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder or the net proceeds of the Primary Offering that would have been used to redeem such Holder’s Registrable Securities.

(e)                                  The obligations of the Partnership and the Holders under this Section 7 shall survive completion of any offering of Registrable Securities pursuant to a registration statement or the any Primary Offering pursuant to a registration statement, offering memorandum or similar marketing document.

(f)                                   Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any registration provided for under Sections 2 or 3 are in conflict with the foregoing provisions of this Section 7, the provisions in such underwriting agreement shall control.

Section 8.                         Rule 144 Reporting

With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act (“Rule 144”) and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Partnership to the public without registration, the Partnership agrees to use reasonable best efforts to:

(a)                                 make and keep public information available (as those terms are understood and defined in Rule 144) at all times after the date hereof;

(b)                                 file with the Commission in a timely manner all reports and other documents required of the Partnership under the Exchange Act; and

(c)                                  furnish to any Holder, forthwith upon request, (i) a written statement by the Partnership that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Partnership and such other reports and documents so filed by the Partnership (provided, however, that any such report or document described in this subsection (ii) made available by the Partnership through EDGAR shall be deemed so furnished), and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

Section 9.                         Assignment of Rights

For so long as this Agreement is in effect, the rights to cause the Partnership to register Registrable Securities pursuant to Section 2 or 3 may only be assigned to any assignee that will hold five percent (5%) or more of the issued and outstanding Common Units following such assignment; provided, however, that Antero may not assign its right to cause a Primary Offering pursuant to Section 2 or Section 3.  Subject to the foregoing, any assignment pursuant to this Section 9 shall be conditioned upon prior written notice to the Partnership identifying the name and address of the assignee and any other material information as to the identity of such assignee as may be reasonably requested.  Notwithstanding anything to the contrary contained in this Section 9, any Holder may elect to transfer all or a portion of its Registrable Securities to any third party without assigning its rights hereunder with respect thereto; provided, that in any such event all rights under this Agreement with respect to the Registrable Securities so transferred shall cease and terminate. References to a Party in this Agreement shall be deemed to include any such transferee or assignee permitted by this Section 9.

Section 10.                  Amendment of Registration Rights

Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Partnership and the Holders of at least sixty-six and two-thirds percent (66⅔%) of the Registrable Securities or securities convertible into Registrable Securities.  Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Holder and the Partnership.

Section 11.                  Expiration, Termination and Delay of Registration

(a)                                 A Holder’s registration rights will expire (and its Common Units shall cease to be Registrable Securities) if all Registrable Securities held by and issuable to such Holder may be sold under Rule 144 during any ninety (90) day period.

(b)                                 The Partnership shall have no further obligations pursuant to this Agreement at such time as no Registrable Securities are outstanding after their original issuance; provided, that the Partnership’s obligations under Sections 7 and 14 (and any related definitions) shall remain in full force and effect following such time.

(c)                                  No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

Section 12.                  Limitations on Subsequent Registration Rights

From and after the date hereof, the Partnership may, without the prior written consent of the Holders, enter into any agreement with any holder or prospective holder of any securities of the Partnership which provides such holder or prospective holder of securities of the Partnership comparable, but not materially more favorable, information and registration rights to those granted to the Holders hereby.

Section 13.                  “Market Stand-off” Agreement

Each Holder hereby agrees that it will not, to the extent requested by the Partnership and an underwriter of securities of the Partnership, sell or otherwise transfer or dispose of any Registrable Securities, except securities included in such registration, during the one hundred eighty (180)-day period following the effective date of a registration statement of the Partnership filed under the Securities Act, and it will enter into agreements with the managing underwriters, if any, in connection with any such sale to give effect to the foregoing; provided, however, that all other Persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.  In order to enforce the foregoing covenant, the Partnership may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other Person subject to the foregoing restriction) until the end of such one hundred eighty (180)-day period.  Notwithstanding the foregoing, the restrictions set forth in this Section 13 shall not apply to any Registrable Securities that are redeemed by the Partnership pursuant to a Redemption.

Section 14.                  Miscellaneous

(a)                                 Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given and received when delivered by overnight courier or hand delivery, when sent by telecopy, or five (5) days after mailing if sent by registered or certified mail (return receipt requested) postage prepaid, to the Parties at the following addresses (or at such other address for any Party as shall be specified by like notices, provided that notices of a change of address shall be effective only upon receipt thereof).

If to the Partnership or Antero, at:

1615 Wynkoop Street
Denver, Colorado 80202
Attention: President

If to any Holder of Registrable Securities, to such Person’s address as set forth on the records of the Partnership.

(b)                                 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(c)                                  Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(d)                                 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICT-OF-LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AGREEMENT TO THE LAW OF ANOTHER JURISDICTION.

(e)                                  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(f)                                   Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Partnership with respect to

Registrable Securities. This Agreement supersedes all prior written or oral agreements and understandings between the parties with respect to such subject matter.

(g)                                  Securities Held by the Partnership or its Subsidiaries. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Partnership or its subsidiaries shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(h)                                 Termination. This Agreement shall terminate when no Registrable Securities remain outstanding; provided that Sections 4 and 7 shall survive any termination hereof.

(i)                                     Specific Performance. The parties hereto recognize and agree that money damages may be insufficient to compensate the Holders of any Registrable Securities for breaches by the Partnership of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.

ANTERO MIDSTREAM PARTNERS LP

By:	Antero Resources Midstream Management, LLC, its general partner

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Chief Administrative Officer and Regional Vice President

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Chief Administrative Officer and Regional Vice President

Signature Page to Registration Rights Agreement